Exhibit 99.2

PORTFOLIO STATISTICS

TOTAL MULTIFAMILY PORTFOLIO AT JUNE 30, 2024 (1)

In apartment units

	Same Store	Non-Same Store	Lease-up	Total Completed Communities	Development Units Delivered	Total
Atlanta, GA	11,434	—	340	11,774	—	11,774
Dallas, TX	10,116	—	—	10,116	—	10,116
Austin, TX	6,829	350	—	7,179	—	7,179
Charlotte, NC	5,651	560	352	6,563	—	6,563
Orlando, FL	5,643	264	—	5,907	—	5,907
Raleigh/Durham, NC	5,350	—	306	5,656	—	5,656
Tampa, FL	5,416	—	—	5,416	—	5,416
Houston, TX	5,175	—	—	5,175	—	5,175
Nashville, TN	4,375	—	—	4,375	—	4,375
Fort Worth, TX	3,687	—	—	3,687	—	3,687
Jacksonville, FL	3,496	—	—	3,496	—	3,496
Phoenix, AZ	2,968	—	323	3,291	191	3,482
Charleston, SC	3,168	—	—	3,168	—	3,168
Greenville, SC	2,354	—	—	2,354	—	2,354
Richmond, VA	1,732	272	—	2,004	—	2,004
Northern Virginia	1,888	—	—	1,888	—	1,888
Savannah, GA	1,837	—	—	1,837	—	1,837
Memphis, TN	1,811	—	—	1,811	—	1,811
San Antonio, TX	1,504	—	—	1,504	—	1,504
Birmingham, AL	1,462	—	—	1,462	—	1,462
Fredericksburg, VA	1,435	—	—	1,435	—	1,435
Denver, CO	1,118	—	—	1,118	174	1,292
Huntsville, AL	1,228	—	—	1,228	—	1,228
Kansas City, MO-KS	1,110	—	—	1,110	—	1,110
Other	6,502	672	—	7,174	372	7,546
Total Multifamily Units	97,289	2,118	1,321	100,728	737	101,465
(1)
Schedule excludes MAA's 35% ownership in a 269-unit joint venture property in Washington, D.C.

Supplemental Data S-1

PORTFOLIO STATISTICS (CONTINUED)

TOTAL MULTIFAMILY COMMUNITY STATISTICS (1)

Dollars in thousands, except Average Effective Rent per Unit

	As of June 30, 2024			Average Effective	As of June 30, 2024
	Gross Real Assets	Percent to Total of Gross Real Assets	Physical Occupancy	Rent per Unit for the Three Months Ended June 30, 2024	Completed Units	Total Units, Including Development
Atlanta, GA	$2,111,692	13.1%	94.7%	$1,827	11,434
Dallas, TX	1,599,217	10.0%	95.8%	1,664	10,116
Charlotte, NC	1,162,201	7.3%	96.2%	1,649	6,211
Orlando, FL	1,036,760	6.5%	96.1%	2,002	5,907
Tampa, FL	1,018,398	6.4%	96.4%	2,097	5,416
Austin, TX	965,600	6.1%	95.7%	1,603	7,179
Raleigh/Durham, NC	739,046	4.6%	96.2%	1,540	5,350
Houston, TX	712,338	4.5%	95.7%	1,431	5,175
Northern Virginia	576,644	3.6%	96.9%	2,421	1,888
Nashville, TN	566,790	3.6%	96.0%	1,697	4,375
Phoenix, AZ	490,279	3.1%	96.2%	1,741	2,968
Charleston, SC	434,667	2.7%	96.1%	1,792	3,168
Fort Worth, TX	397,335	2.5%	95.3%	1,579	3,687
Jacksonville, FL	319,081	2.0%	96.3%	1,519	3,496
Denver, CO	296,894	1.9%	95.4%	1,979	1,118
Richmond, VA	281,730	1.8%	96.7%	1,609	2,004
Fredericksburg, VA	257,630	1.6%	97.5%	1,832	1,435
Greenville, SC	244,163	1.5%	96.7%	1,328	2,354
Savannah, GA	227,797	1.4%	96.1%	1,706	1,837
Kansas City, MO-KS	194,091	1.2%	96.5%	1,598	1,110
Birmingham, AL	174,137	1.1%	95.8%	1,402	1,462
San Antonio, TX	172,383	1.1%	95.9%	1,375	1,504
All Other Markets by State (individual markets <1% gross real assets)
Tennessee	208,601	1.3%	95.1%	1,343	2,754
Florida	195,022	1.2%	96.1%	1,831	1,806
Alabama	179,690	1.1%	96.4%	1,394	1,648
Virginia	167,963	1.1%	97.6%	1,764	1,039
Kentucky	104,165	0.7%	96.4%	1,241	1,308
Maryland	84,066	0.5%	95.8%	2,241	361
Nevada	75,991	0.5%	96.0%	1,576	721
South Carolina	39,494	0.2%	91.8%	1,241	576
Stabilized Communities	$15,033,865	94.2%	95.9%	$1,689	99,407
Phoenix, AZ	196,807	1.2%	55.6%	1,893	514	985
Raleigh/Durham, NC	173,071	1.1%	62.1%	1,792	306	712
Tampa, FL	127,015	0.8%	—	—	—	495
Charlotte, NC	124,105	0.8%	88.4%	1,921	352	654
Denver, CO	111,561	0.7%	25.0%	2,326	174	352
Salt Lake City, UT	94,964	0.6%	49.0%	1,766	372	400
Atlanta, GA	91,302	0.6%	61.2%	2,133	340	340
Lease-up / Development Communities	$918,825	5.8%	56.4%	$1,936	2,058	3,938
Total Multifamily Communities	$15,952,690	100.0%	95.0%	$1,694	101,465	103,345
(1)
Schedule excludes MAA's 35% ownership in a 269-unit joint venture property in Washington, D.C. As of June 30, 2024, the gross investment in real estate for this community was $82.1 million and includes a mortgage note payable of $51.9 million. For the six months ended June 30, 2024, this apartment community achieved NOI of $4.1 million.

Supplemental Data S-2

COMPONENTS OF NET OPERATING INCOME

Dollars in thousands

	Three Months Ended			As of June 30, 2024
	June 30, 2024	June 30, 2023	Percent Change	Apartment Units	Gross Real Assets
Operating Revenues
Same Store Communities	$521,540	$517,986	0.7%	97,289	$14,663,256
Non-Same Store Communities	11,462	10,699		2,118	370,609
Lease-up/Development Communities	6,913	193		2,058	918,825
Total Multifamily Portfolio	$539,915	$528,878		101,465	$15,952,690
Commercial Property/Land	6,520	6,268		—	367,242
Total Operating Revenues	$546,435	$535,146		101,465	$16,319,932

Property Operating Expenses
Same Store Communities	$193,260	$186,375	3.7%
Non-Same Store Communities	4,710	4,479
Lease-up/Development Communities	3,462	849
Storm Costs	1,485	—
Total Multifamily Portfolio	$202,917	$191,703
Commercial Property/Land	2,879	2,630
Total Property Operating Expenses	$205,796	$194,333

Net Operating Income
Same Store Communities	$328,280	$331,611	-1.0%
Non-Same Store Communities	6,752	6,220
Lease-up/Development Communities	3,451	(656)
Storm Costs	(1,485)	—
Total Multifamily Portfolio	$336,998	$337,175
Commercial Property/Land	3,641	3,638
Total Net Operating Income	$340,639	$340,813	-0.1%

COMPONENTS OF SAME STORE PORTFOLIO PROPERTY OPERATING EXPENSES

Dollars in thousands

	Three Months Ended			Six Months Ended
	June 30, 2024	June 30, 2023	Percent Change	June 30, 2024	June 30, 2023	Percent Change
Property Taxes	$68,306	$67,862	0.7%	$136,367	$132,479	2.9%
Personnel	41,566	39,483	5.3%	81,332	77,464	5.0%
Utilities	32,562	31,595	3.1%	65,173	63,226	3.1%
Building Repair and Maintenance	26,170	25,718	1.8%	47,954	46,840	2.4%
Office Operations	8,500	7,526	12.9%	17,033	14,597	16.7%
Insurance	8,195	7,059	16.1%	16,432	14,171	16.0%
Marketing	7,961	7,132	11.6%	14,015	13,100	7.0%
Total Property Operating Expenses	$193,260	$186,375	3.7%	$378,306	$361,877	4.5%

Supplemental Data S-3

MULTIFAMILY SAME STORE PORTFOLIO NOI CONTRIBUTION PERCENTAGE

			Average Physical Occupancy
		Percent of	Three Months Ended		Six Months Ended
	Apartment Units	Same Store NOI	June 30, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Atlanta, GA	11,434	11.8%	94.0%	94.1%	94.1%	94.5%
Dallas, TX	10,116	9.4%	95.4%	95.5%	95.2%	95.6%
Tampa, FL	5,416	7.1%	96.0%	95.7%	95.9%	95.6%
Orlando, FL	5,643	6.8%	96.0%	95.9%	96.0%	96.0%
Charlotte, NC	5,651	6.2%	95.6%	95.4%	95.3%	95.5%
Austin, TX	6,829	5.9%	94.9%	95.2%	94.6%	95.3%
Raleigh/Durham, NC	5,350	5.4%	96.2%	95.8%	95.8%	95.5%
Nashville, TN	4,375	4.8%	95.9%	95.7%	95.9%	95.5%
Houston, TX	5,175	4.4%	95.3%	95.1%	95.3%	95.5%
Charleston, SC	3,168	3.7%	96.2%	95.8%	96.1%	95.7%
Phoenix, AZ	2,968	3.5%	94.5%	95.6%	94.8%	95.7%
Fort Worth, TX	3,687	3.4%	95.5%	95.8%	95.3%	95.6%
Jacksonville, FL	3,496	3.1%	95.8%	95.8%	95.5%	95.9%
Northern Virginia	1,888	3.0%	97.1%	96.1%	96.8%	96.0%
Greenville, SC	2,354	1.9%	95.9%	96.3%	95.9%	96.2%
Savannah, GA	1,837	1.9%	96.1%	96.3%	95.8%	96.1%
Richmond, VA	1,732	1.9%	96.9%	95.8%	96.5%	95.8%
Fredericksburg, VA	1,435	1.9%	97.1%	96.3%	97.0%	96.2%
Memphis, TN	1,811	1.5%	95.5%	94.6%	95.4%	94.8%
Denver, CO	1,118	1.5%	95.4%	95.4%	95.7%	95.3%
Birmingham, AL	1,462	1.2%	95.5%	96.3%	95.3%	96.0%
Kansas City, MO-KS	1,110	1.1%	96.1%	96.2%	95.9%	95.7%
San Antonio, TX	1,504	1.1%	95.6%	95.5%	95.4%	95.4%
Huntsville, AL	1,228	1.1%	95.1%	95.2%	94.9%	95.4%
Other	6,502	6.4%	96.0%	96.0%	95.8%	95.7%
Total Same Store	97,289	100.0%	95.5%	95.5%	95.4%	95.5%

Supplemental Data S-4

MULTIFAMILY SAME STORE PORTFOLIO QUARTER OVER QUARTER COMPARISONS

Dollars in thousands, except Average Effective Rent per Unit

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q2 2024	Q2 2023	% Chg	Q2 2024	Q2 2023	% Chg	Q2 2024	Q2 2023	% Chg	Q2 2024	Q2 2023	% Chg
Atlanta, GA	11,434	$64,917	$65,018	(0.2)%	$26,298	$24,351	8.0%	$38,619	$40,667	(5.0)%	$1,827	$1,849	(1.2)%
Dallas, TX	10,116	53,009	52,880	0.2%	22,172	21,794	1.7%	30,837	31,086	(0.8)%	1,664	1,654	0.6%
Tampa, FL	5,416	35,792	35,462	0.9%	12,541	12,091	3.7%	23,251	23,371	(0.5)%	2,097	2,092	0.2%
Orlando, FL	5,643	35,335	35,418	(0.2)%	12,898	12,312	4.8%	22,437	23,106	(2.9)%	1,982	1,980	0.1%
Charlotte, NC	5,651	29,368	28,812	1.9%	9,126	8,990	1.5%	20,242	19,822	2.1%	1,638	1,619	1.1%
Austin, TX	6,829	34,860	35,565	(2.0)%	15,558	16,197	(3.9)%	19,302	19,368	(0.3)%	1,601	1,632	(1.9)%
Raleigh/Durham, NC	5,350	26,727	26,329	1.5%	9,005	8,350	7.8%	17,722	17,979	(1.4)%	1,540	1,528	0.8%
Nashville, TN	4,375	23,588	23,486	0.4%	7,930	7,412	7.0%	15,658	16,074	(2.6)%	1,697	1,693	0.2%
Houston, TX	5,175	23,584	23,429	0.7%	9,185	9,381	(2.1)%	14,399	14,048	2.5%	1,431	1,414	1.2%
Charleston, SC	3,168	18,015	17,247	4.5%	5,968	5,450	9.5%	12,047	11,797	2.1%	1,792	1,718	4.3%
Phoenix, AZ	2,968	16,142	16,493	(2.1)%	4,553	4,253	7.1%	11,589	12,240	(5.3)%	1,741	1,758	(1.0)%
Fort Worth, TX	3,687	19,230	19,149	0.4%	7,876	7,735	1.8%	11,354	11,414	(0.5)%	1,579	1,566	0.8%
Jacksonville, FL	3,496	16,319	16,740	(2.5)%	6,188	5,783	7.0%	10,131	10,957	(7.5)%	1,519	1,555	(2.3)%
Northern Virginia	1,888	14,388	13,597	5.8%	4,357	4,345	0.3%	10,031	9,252	8.4%	2,421	2,304	5.1%
Greenville, SC	2,354	10,331	10,367	(0.3)%	3,911	3,777	3.5%	6,420	6,590	(2.6)%	1,328	1,313	1.2%
Savannah, GA	1,837	10,157	9,862	3.0%	3,904	3,201	22.0%	6,253	6,661	(6.1)%	1,706	1,654	3.2%
Richmond, VA	1,732	9,053	8,861	2.2%	2,805	2,742	2.3%	6,248	6,119	2.1%	1,650	1,619	1.9%
Fredericksburg, VA	1,435	8,522	8,287	2.8%	2,386	2,311	3.2%	6,136	5,976	2.7%	1,832	1,797	2.0%
Memphis, TN	1,811	7,972	7,876	1.2%	3,056	2,919	4.7%	4,916	4,957	(0.8)%	1,368	1,352	1.2%
Denver, CO	1,118	7,052	6,999	0.8%	2,222	2,144	3.6%	4,830	4,855	(0.5)%	1,979	1,959	1.0%
Birmingham, AL	1,462	6,759	6,649	1.7%	2,739	2,572	6.5%	4,020	4,077	(1.4)%	1,402	1,371	2.3%
Kansas City, MO-KS	1,110	5,654	5,432	4.1%	2,042	2,059	(0.8)%	3,612	3,373	7.1%	1,598	1,554	2.9%
San Antonio, TX	1,504	6,605	6,655	(0.8)%	3,001	2,884	4.1%	3,604	3,771	(4.4)%	1,375	1,392	(1.2)%
Huntsville, AL	1,228	5,374	5,368	0.1%	1,821	2,052	(11.3)%	3,553	3,316	7.1%	1,313	1,311	0.1%
Other	6,502	32,787	32,005	2.4%	11,718	11,270	4.0%	21,069	20,735	1.6%	1,598	1,559	2.5%
Total Same Store	97,289	$521,540	$517,986	0.7%	$193,260	$186,375	3.7%	$328,280	$331,611	(1.0)%	$1,690	$1,681	0.5%

Supplemental Data S-5

MULTIFAMILY SAME STORE PORTFOLIO SEQUENTIAL QUARTER COMPARISONS

Dollars in thousands, except Average Effective Rent per Unit

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q2 2024	Q1 2024	% Chg	Q2 2024	Q1 2024	% Chg	Q2 2024	Q1 2024	% Chg	Q2 2024	Q1 2024	% Chg
Atlanta, GA	11,434	$64,917	$65,121	(0.3)%	$26,298	$24,890	5.7%	$38,619	$40,231	(4.0)%	$1,827	$1,839	(0.7)%
Dallas, TX	10,116	53,009	52,950	0.1%	22,172	20,959	5.8%	30,837	31,991	(3.6)%	1,664	1,668	(0.2)%
Tampa, FL	5,416	35,792	35,723	0.2%	12,541	12,384	1.3%	23,251	23,339	(0.4)%	2,097	2,094	0.1%
Orlando, FL	5,643	35,335	35,420	(0.2)%	12,898	12,324	4.7%	22,437	23,096	(2.9)%	1,982	1,987	(0.3)%
Charlotte, NC	5,651	29,368	29,082	1.0%	9,126	8,425	8.3%	20,242	20,657	(2.0)%	1,638	1,638	(0.0)%
Austin, TX	6,829	34,860	34,813	0.1%	15,558	15,044	3.4%	19,302	19,769	(2.4)%	1,601	1,607	(0.4)%
Raleigh/Durham, NC	5,350	26,727	26,498	0.9%	9,005	8,260	9.0%	17,722	18,238	(2.8)%	1,540	1,543	(0.2)%
Nashville, TN	4,375	23,588	23,594	(0.0)%	7,930	7,533	5.3%	15,658	16,061	(2.5)%	1,697	1,698	(0.0)%
Houston, TX	5,175	23,584	23,585	(0.0)%	9,185	10,456	(12.2)%	14,399	13,129	9.7%	1,431	1,428	0.2%
Charleston, SC	3,168	18,015	17,815	1.1%	5,968	5,621	6.2%	12,047	12,194	(1.2)%	1,792	1,780	0.6%
Phoenix, AZ	2,968	16,142	16,209	(0.4)%	4,553	4,306	5.7%	11,589	11,903	(2.6)%	1,741	1,744	(0.2)%
Fort Worth, TX	3,687	19,230	18,959	1.4%	7,876	6,510	21.0%	11,354	12,449	(8.8)%	1,579	1,575	0.2%
Jacksonville, FL	3,496	16,319	16,393	(0.5)%	6,188	5,837	6.0%	10,131	10,556	(4.0)%	1,519	1,534	(1.0)%
Northern Virginia	1,888	14,388	14,006	2.7%	4,357	4,349	0.2%	10,031	9,657	3.9%	2,421	2,376	1.9%
Greenville, SC	2,354	10,331	10,356	(0.2)%	3,911	3,633	7.7%	6,420	6,723	(4.5)%	1,328	1,325	0.2%
Savannah, GA	1,837	10,157	10,013	1.4%	3,904	3,557	9.8%	6,253	6,456	(3.1)%	1,706	1,695	0.7%
Richmond, VA	1,732	9,053	9,022	0.3%	2,805	2,784	0.8%	6,248	6,238	0.2%	1,650	1,644	0.3%
Fredericksburg, VA	1,435	8,522	8,424	1.2%	2,386	2,440	(2.2)%	6,136	5,984	2.5%	1,832	1,805	1.5%
Memphis, TN	1,811	7,972	7,923	0.6%	3,056	2,886	5.9%	4,916	5,037	(2.4)%	1,368	1,360	0.6%
Denver, CO	1,118	7,052	7,122	(1.0)%	2,222	2,120	4.8%	4,830	5,002	(3.4)%	1,979	1,972	0.4%
Birmingham, AL	1,462	6,759	6,670	1.3%	2,739	2,646	3.5%	4,020	4,024	(0.1)%	1,402	1,393	0.6%
Kansas City, MO-KS	1,110	5,654	5,564	1.6%	2,042	1,941	5.2%	3,612	3,623	(0.3)%	1,598	1,579	1.2%
San Antonio, TX	1,504	6,605	6,593	0.2%	3,001	2,788	7.6%	3,604	3,805	(5.3)%	1,375	1,385	(0.8)%
Huntsville, AL	1,228	5,374	5,304	1.3%	1,821	2,009	(9.4)%	3,553	3,295	7.8%	1,313	1,317	(0.3)%
Other	6,502	32,787	32,470	1.0%	11,718	11,344	3.3%	21,069	21,126	(0.3)%	1,598	1,586	0.7%
Total Same Store	97,289	$521,540	$519,629	0.4%	$193,260	$185,046	4.4%	$328,280	$334,583	(1.9)%	$1,690	$1,690	0.0%

Supplemental Data S-6

MULTIFAMILY SAME STORE PORTFOLIO YEAR TO DATE COMPARISONS

Dollars in thousands, except Average Effective Rent per Unit

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q2 2024	Q2 2023	% Chg	Q2 2024	Q2 2023	% Chg	Q2 2024	Q2 2023	% Chg	Q2 2024	Q2 2023	% Chg
Atlanta, GA	11,434	$130,038	$129,742	0.2%	$51,188	$47,558	7.6%	$78,850	$82,184	(4.1)%	$1,833	$1,840	(0.4)%
Dallas, TX	10,116	105,959	105,170	0.8%	43,131	42,328	1.9%	62,828	62,842	(0.0)%	1,666	1,648	1.1%
Tampa, FL	5,416	71,515	70,578	1.3%	24,925	23,720	5.1%	46,590	46,858	(0.6)%	2,096	2,082	0.6%
Orlando, FL	5,643	70,755	70,316	0.6%	25,222	24,141	4.5%	45,533	46,175	(1.4)%	1,985	1,970	0.7%
Charlotte, NC	5,651	58,450	57,265	2.1%	17,551	16,897	3.9%	40,899	40,368	1.3%	1,638	1,606	2.0%
Austin, TX	6,829	69,673	70,900	(1.7)%	30,602	30,577	0.1%	39,071	40,323	(3.1)%	1,604	1,627	(1.4)%
Raleigh/Durham, NC	5,350	53,225	52,316	1.7%	17,265	15,930	8.4%	35,960	36,386	(1.2)%	1,541	1,521	1.3%
Nashville, TN	4,375	47,182	46,741	0.9%	15,463	14,757	4.8%	31,719	31,984	(0.8)%	1,698	1,686	0.7%
Houston, TX	5,175	47,169	46,649	1.1%	19,641	19,565	0.4%	27,528	27,084	1.6%	1,430	1,405	1.8%
Charleston, SC	3,168	35,830	34,210	4.7%	11,589	10,571	9.6%	24,241	23,639	2.5%	1,786	1,702	4.9%
Phoenix, AZ	2,968	32,351	32,961	(1.9)%	8,859	8,254	7.3%	23,492	24,707	(4.9)%	1,743	1,759	(0.9)%
Fort Worth, TX	3,687	38,189	38,048	0.4%	14,386	14,385	0.0%	23,803	23,663	0.6%	1,577	1,561	1.0%
Jacksonville, FL	3,496	32,712	33,303	(1.8)%	12,025	11,312	6.3%	20,687	21,991	(5.9)%	1,526	1,551	(1.6)%
Northern Virginia	1,888	28,394	26,941	5.4%	8,706	8,394	3.7%	19,688	18,547	6.2%	2,398	2,286	4.9%
Greenville, SC	2,354	20,687	20,522	0.8%	7,544	6,498	16.1%	13,143	14,024	(6.3)%	1,327	1,305	1.7%
Savannah, GA	1,837	20,170	19,534	3.3%	7,461	6,239	19.6%	12,709	13,295	(4.4)%	1,701	1,639	3.8%
Richmond, VA	1,732	18,075	17,666	2.3%	5,589	5,531	1.0%	12,486	12,135	2.9%	1,647	1,608	2.5%
Fredericksburg, VA	1,435	16,946	16,483	2.8%	4,826	4,656	3.7%	12,120	11,827	2.5%	1,818	1,787	1.8%
Memphis, TN	1,811	15,895	15,703	1.2%	5,942	5,671	4.8%	9,953	10,032	(0.8)%	1,364	1,349	1.1%
Denver, CO	1,118	14,174	13,955	1.6%	4,342	4,200	3.4%	9,832	9,755	0.8%	1,975	1,951	1.3%
Birmingham, AL	1,462	13,429	13,242	1.4%	5,385	5,115	5.3%	8,044	8,127	(1.0)%	1,398	1,363	2.5%
Kansas City, MO-KS	1,110	11,218	10,762	4.2%	3,983	3,946	0.9%	7,235	6,816	6.1%	1,589	1,538	3.3%
San Antonio, TX	1,504	13,198	13,192	0.0%	5,789	5,712	1.3%	7,409	7,480	(0.9)%	1,380	1,386	(0.4)%
Huntsville, AL	1,228	10,678	10,684	(0.1)%	3,830	3,785	1.2%	6,848	6,899	(0.7)%	1,315	1,304	0.8%
Other	6,502	65,257	63,534	2.7%	23,062	22,135	4.2%	42,195	41,399	1.9%	1,592	1,551	2.6%
Total Same Store	97,289	$1,041,169	$1,030,417	1.0%	$378,306	$361,877	4.5%	$662,863	$668,540	(0.8)%	$1,690	$1,672	1.0%

Supplemental Data S-7

MULTIFAMILY DEVELOPMENT PIPELINE

Dollars in thousands

		Units as of			Development Costs as of
		June 30, 2024			June 30, 2024				Expected
					Expected	Spend	Expected	Start	Initial
	Location	Total	Delivered	Leased	Total	to Date	Remaining	Date	Occupancy	Completion	Stabilization (1)
Novel Daybreak (2)	Salt Lake City, UT	400	372	235	$99,450	$94,964	$4,486	2Q21	2Q23	3Q24	1Q25
Novel Val Vista (2)	Phoenix, AZ	317	191	106	79,800	74,987	4,813	4Q20	4Q23	4Q24	3Q25
MAA Milepost 35	Denver, CO	352	174	121	125,000	111,561	13,439	1Q22	4Q23	4Q24	3Q25
MAA Nixie	Raleigh/Durham, NC	406	—	—	145,500	92,377	53,123	4Q22	4Q24	3Q25	3Q26
MAA Breakwater	Tampa, FL	495	—	—	197,500	127,015	70,485	4Q22	1Q25	4Q25	1Q27
Alta 10th (3)	Charlotte, NC	302	—	—	101,500	17,410	84,090	2Q24	2Q26	4Q26	4Q27
Modera Chandler (3)	Phoenix, AZ	345	—	—	117,500	19,634	97,866	2Q24	2Q26	4Q26	4Q27
Total Active		2,617	737	462	$866,250	$537,948	$328,302
(1)
Communities are considered stabilized when achieving 90% average physical occupancy for 90 days.
(2)
MAA owns 80% of the joint venture that owns this property.
(3)
MAA owns 95% of the joint venture that owns this property.

MULTIFAMILY LEASE-UP COMMUNITIES

Dollars in thousands

		As of June 30, 2024
	Location	Total Units	Physical Occupancy	Spend to Date	Construction Completed	Expected Stabilization (1)
MAA Central Avenue	Phoenix, AZ	323	90.4%	$102,186	(3)	3Q24
MAA Optimist Park	Charlotte, NC	352	88.4%	106,695	(3)	4Q24
Novel West Midtown (2)	Atlanta, GA	340	61.2%	91,302	3Q23	1Q25
MAA Vale	Raleigh/Durham, NC	306	62.1%	80,694	(3)	2Q25
Total		1,321	75.8%	$380,877
(1)
Communities are considered stabilized when achieving 90% average physical occupancy for 90 days.
(2)
MAA owns 80% of the joint venture that owns this property.
(3)
Property was acquired while in lease-up; construction was complete prior to acquisition by MAA.

MULTIFAMILY INTERIOR REDEVELOPMENT PIPELINE

Dollars in thousands, except per unit data

Six months ended June 30, 2024
Units Completed	Redevelopment Spend	Average Cost per Unit	Increase in Average Effective Rent per Unit	Increase in Average Effective Rent per Unit	Estimated Units Remaining in Pipeline
2,796	$17,370	$6,213	$107	7.6%	7,000 - 11,000

2024 ACQUISITION ACTIVITY (THROUGH JUNE 30, 2024)

Multifamily Acquisitions	Market	Apartment Units	Closing Date
MAA Vale	Raleigh, NC	306	May-24
Modera Chandler (1)	Phoenix, AZ	345	Apr-24
(1)
Represents a pre-purchase multifamily development. MAA owns 95% of the joint venture that owns this property. Construction of this development commenced in the second quarter of 2024. See “Multifamily Development Pipeline” above for additional information.

Supplemental Data S-8

DEBT AND DEBT COVENANTS AS OF JUNE 30, 2024

Dollars in thousands

DEBT SUMMARIES
Fixed Rate Versus Floating Rate Debt	Balance	Percent of Total	Effective Interest Rate	Average Years to Rate Maturity
Fixed rate debt	$4,384,864	93.3%	3.6%	8.0
Floating rate debt	316,000	6.7%	5.5%	0.1
Total	$4,700,864	100.0%	3.8%	7.4

Unsecured Versus Secured Debt	Balance	Percent of Total	Effective Interest Rate	Average Years to Contract Maturity
Unsecured debt	$4,340,660	92.3%	3.7%	6.0
Secured debt	360,204	7.7%	4.4%	24.6
Total	$4,700,864	100.0%	3.8%	7.4

Unencumbered Versus Encumbered Assets	Total Cost	Percent of Total	Q2 2024 NOI	Percent of Total
Unencumbered gross assets	$15,948,218	95.4%	$326,693	95.9%
Encumbered gross assets	764,430	4.6%	13,946	4.1%
Total	$16,712,648	100.0%	$340,639	100.0%

FIXED INTEREST RATE MATURITIES

Maturity	Fixed Rate Debt	Effective Interest Rate
2024	$—	—
2025	398,944	4.2%
2026	298,359	1.2%
2027	597,727	3.7%
2028	397,607	4.2%
2029	557,076	3.7%
2030	298,059	3.1%
2031	445,973	1.8%
2032	394,346	5.4%
2033	—	—
Thereafter	996,773	4.2%
Total	$4,384,864	3.6%

Supplemental Data S-9

DEBT AND DEBT COVENANTS AS OF JUNE 30, 2024 (CONTINUED)

Dollars in thousands

DEBT MATURITIES OF OUTSTANDING BALANCES

Maturity	Commercial Paper (1) & Revolving Credit Facility (2)	Public Bonds	Secured	Total
2024	$316,000	$—	$—	$316,000
2025	—	398,944	—	398,944
2026	—	298,359	—	298,359
2027	—	597,727	—	597,727
2028	—	397,607	—	397,607
2029	—	557,076	—	557,076
2030	—	298,059	—	298,059
2031	—	445,973	—	445,973
2032	—	394,346	—	394,346
2033	—	—	—	—
Thereafter	—	636,569	360,204	996,773
Total	$316,000	$4,024,660	$360,204	$4,700,864
(1)
The $316.0 million maturing in 2024 reflects the principal outstanding under MAALP’s unsecured commercial paper program as of June 30, 2024. Under the terms of the program, MAALP may issue up to a maximum aggregate amount outstanding at any time of $625.0 million. For the three months ended June 30, 2024, average daily borrowings outstanding under the commercial paper program were $195.5 million.
(2)
There were no borrowings outstanding under MAALP’s $1.25 billion unsecured revolving credit facility as of June 30, 2024. The unsecured revolving credit facility has a maturity date of October 2026 with two six-month extension options.

DEBT COVENANT ANALYSIS (1)

Bond Covenants	Required	Actual	Compliance
Total debt to adjusted total assets	60% or less	28.1%	Yes
Total secured debt to adjusted total assets	40% or less	2.2%	Yes
Consolidated income available for debt service to total annual debt service charge	1.5x or greater for trailing 4 quarters	7.4x	Yes
Total unencumbered assets to total unsecured debt	Greater than 150%	358.6%	Yes

Bank Covenants	Required	Actual	Compliance
Total debt to total capitalized asset value	60% or less	20.4%	Yes
Total secured debt to total capitalized asset value	40% or less	1.6%	Yes
Total adjusted EBITDA to fixed charges	1.5x or greater for trailing 4 quarters	7.7x	Yes
Total unsecured debt to total unsecured capitalized asset value	60% or less	19.5%	Yes
(1)
The calculations of the Bond Covenants and Bank Covenants are specifically defined in MAALP’s debt agreements.

Supplemental Data S-10

2024 GUIDANCE

MAA provides guidance on expected Core FFO per diluted Share and Core AFFO per diluted Share, which are non-GAAP financial measures, along with guidance for expected Earnings per diluted common share. A reconciliation of expected Earnings per diluted common share to expected Core FFO per diluted Share and Core AFFO per diluted Share is provided below.

	Full Year 2024
Earnings:	Current Range	Current Midpoint
Earnings per common share - diluted	$4.37 to $4.65	$4.51
Core FFO per Share - diluted	$8.74 to $9.02	$8.88
Core AFFO per Share - diluted	$7.78 to $8.06	$7.92

MAA Same Store Portfolio:
Number of units	97,290	97,290
Average physical occupancy	95.3% to 95.7%	95.5%
Property revenue growth	0.15% to 1.15%	0.65%
Effective rent growth	0.25% to 0.75%	0.50%
Property operating expense growth	3.75% to 4.75%	4.25%
NOI growth	-2.50% to -0.10%	-1.30%
Real estate tax expense growth	3.5% to 4.5%	4.0%

Corporate Expenses: ($ in millions)
Property management expenses	$72.0 to $74.0	$73.0
General and administrative expenses	$56.5 to $58.5	$57.5
Total overhead	$128.5 to $132.5	$130.5

Transaction/Investment Volume: ($ in millions)
Multifamily acquisition volume	$350.0 to $450.0	$400.0
Multifamily disposition volume	$50.0 to $150.0	$100.0
Development investment	$300.0 to $400.0	$350.0

Debt:
Average effective interest rate	3.5% to 3.7%	3.6%
Capitalized interest ($ in millions)	$15.0 to $19.0	$17.0

Diluted FFO Shares Outstanding:
Diluted common shares and units	119.75 to 120.25 million	120.0 million

RECONCILIATION OF EARNINGS PER DILUTED COMMON SHARE TO CORE FFO AND CORE AFFO PER DILUTED SHARE FOR FULL YEAR 2024 GUIDANCE

	Full Year 2024 Guidance Range
	Low	High
Earnings per common share - diluted	$4.37	$4.65
Real estate depreciation and amortization	4.83	4.83
Gains on sale of depreciable assets	(0.44)	(0.44)
FFO per Share - diluted	8.76	9.04
Non-Core FFO items (1)	(0.02)	(0.02)
Core FFO per Share - diluted	8.74	9.02
Recurring capital expenditures	(0.96)	(0.96)
Core AFFO per Share - diluted	$7.78	$8.06
(1)
Non-Core FFO items may include adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares, gain or loss on sale of non-depreciable assets, gain or loss on investments, casualty related charges (recoveries), net, gain or loss on debt extinguishment, legal costs, settlements and (recoveries), net, and mark-to-market debt adjustments.

Supplemental Data S-11

CREDIT RATINGS

	Commercial	Long-Term
	Paper Rating	Debt Rating	Outlook
Fitch Ratings (1)	F1	A-	Stable
Moody’s Investors Service (2)	P-2	A3	Stable
Standard & Poor’s Ratings Services (1)	A-2	A-	Stable
(1)
Corporate credit rating assigned to MAA and MAALP
(2)
Corporate credit rating assigned to MAALP

COMMON STOCK

Stock Symbol:	MAA

Exchange Traded:	NYSE

Estimated Future Dates:	Q3 2024	Q4 2024	Q1 2025	Q2 2025
Earnings release & conference call	Late October	Early February	Early May	Late July

Dividend Information - Common Shares:	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024
Declaration date	5/16/2023	9/29/2023	12/12/2023	3/19/2024	5/21/2024
Record date	7/14/2023	10/13/2023	1/12/2024	4/15/2024	7/15/2024
Payment date	7/31/2023	10/31/2023	1/31/2024	4/30/2024	7/31/2024
Distributions per share	$1.4000	$1.4000	$1.4700	$1.4700	$1.4700

INVESTOR RELATIONS DATA

MAA does not send quarterly reports, earnings releases and supplemental data to shareholders, but provides them upon request.

For recent press releases, SEC filings and other information, call 866-576-9689 (toll free) or email investor.relations@maac.com. This information, as well as access to MAA’s quarterly conference call, is also available on the “For Investors” page of MAA’s website at www.maac.com.

For Questions Contact:
Name	Title
Andrew Schaeffer	Senior Vice President, Treasurer and Director of Capital Markets
Jennifer Patrick	Director of Investor Relations
Phone: 866-576-9689 (toll free)
Email: investor.relations@maac.com

Supplemental Data S-12